September 3, 2020

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300

Ladies and Gentlemen:

We have transmitted to contract owners the semiannual reports for the period ended June 30, 2020 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account C invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact John Domaschko at 513.412.1401.

Sincerely,

/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88302

Annuity Investors Variable Account C, Registration Nos. 811-21095 and 333-88300

1940 Act Number
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
• Invesco Oppenheimer V.I. Capital Appreciation Fund/VA—Series II Shares
• Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund – Series II Shares • Invesco Oppenheimer V.I. Global Fund/VA—Series II Shares
• Invesco Oppenheimer V.I. Main Street Fund®/VA—Series II Shares
• Invesco Oppenheimer V.I. Main Street Small Cap Fund®/VA—Series II Shares
• Invesco V.I. American Value Fund—Series I Shares
• Invesco V.I. Comstock Fund—Series I Shares
• Invesco V.I. Core Equity Fund—Series I Shares
• Invesco V.I. Diversified Dividend Fund—Series I Shares
• Invesco V.I. Government Securities Fund—Series II Shares
• Invesco V.I. Health Care Fund—Series I Shares
• Invesco V.I. Managed Volatility Fund—Series II Shares
• Invesco V.I. Mid Cap Core Equity Fund—Series II Shares
• Invesco V.I. Small Cap Equity Fund—Series I Shares
ALPS Variable Investment Trust	811-21987
• Morningstar Balanced ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Conservative ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Growth ETF Asset Allocation Portfolio—Class II Shares
• Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Shares
American Century® Variable Portfolios, Inc.	811-05188
• VP Capital Appreciation Fund—Class I Shares
• VP Large Company Value Fund—Class II Shares
• VP Mid Cap Value Fund—Class II Shares
• VP Ultra® Fund—Class II Shares
BNY Mellon Investment Portfolios	811-08673
• Mid Cap Stock Portfolio – Service Shares • Technology Growth Portfolio—Initial Shares
BNY Mellon Stock Index Fund, Inc.—Service Shares	811-05719
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Shares	811-07044
BNY Mellon Variable Investment Fund	811-05125
• Appreciation Portfolio—Service Shares
• Government Money Market Portfolio
Franklin Templeton Variable Insurance Products Trust	811-05583
• Templeton Foreign VIP Fund—Class 2 Shares
Janus Aspen Series	811-07736
• Janus Henderson VIT Balanced Portfolio—Service Shares
• Janus Henderson VIT Enterprise Portfolio—Service Shares
• Janus Henderson VIT Research Portfolio—Service Shares
• Janus Henderson VIT Overseas Portfolio—Service Shares
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
• Core Plus Fixed Income Portfolio–Class I Shares
• Discovery Portfolio—Class I Shares
• U.S. Real Estate Portfolio—Class I Shares

Neuberger Berman Advisers Management Trust	811-04255
• Mid Cap Growth Portfolio—Class S Shares • Sustainable Equity Portfolio—Class S Shares
PIMCO Variable Insurance Trust	811-08399
• PIMCO High Yield Portfolio—Administrative Class
• PIMCO Real Return Portfolio—Administrative Class
• PIMCO Total Return Portfolio—Administrative Class
Wilshire Variable Insurance Trust	811-07917
• Wilshire Global Allocation Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
• Invesco Oppenheimer V.I. Conservative Balanced Fund – Series II Shares (closed)
Calamos Advisors Trust	811-09237
• Calamos Growth and Income Portfolio (closed)
Davis Variable Account Fund, Inc.	811-09293
• Davis Value Portfolio (closed)
Janus Aspen Series	811-07736
• Janus Henderson VIT Global Research Portfolio—Service Shares (closed)
Rydex Variable Trust	811-08821
• Guggenheim Long Short Equity Fund (closed)